Offerings - Offering: 1	Oct. 19, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 535,730,701.09
Amount of Registration Fee	$ 73,984.41
Offering Note	Transaction Value is calculated as the aggregate maximum purchase price for shares of beneficial interest. The fee of $73,984.41 was paid by the Fund in connection with filing its Schedule TO-I. This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The Amount of Filing Fee is calculated at 0.01381% of the Transaction Valuation.